                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 19, 2000 included in this Form 10-K into the Company's previously filed Registration Statement (No. 52-2001899) on Form S-8.


                                                            ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 29, 2000